UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2014
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

    Middleburg Financial Corporation (the “Company”) held its Annual Meeting of Shareholders on May 7, 2014 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected twelve directors to serve for one-year terms, approved the non-binding resolution to endorse the Company’s executive compensation program,  and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014.  The voting results for each proposal are as follows:

1.	To elect 12 directors to serve for terms of one year each expiring at the 2015 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Vote
Howard M. Armfield	5,095,464	53,307	1,075,984
Henry F. Atherton, III	5,078,224	70,547	1,075,984
Joseph L. Boling	4,326,991	821,780	1,075,984
Childs F. Burden	5,097,864	50,907	1,075,984
Alexander G. Green, III	4,316,426	832,345	1,075,984
Gary D. LeClair	4,786,239	362,532	1,075,984
John C. Lee, IV	5,101,911	46,860	1,075,984
Mary Leigh McDaniel	5,083,852	64,919	1,075,984
Keith W. Meurlin	5,078,624	70,147	1,075,984
Janet A. Neuharth	5,076,647	72,124	1,075,984
John M. Rust	5,104,815	43,956	1,075,984
Gary R. Shook	5,077,675	71,096	1,075,984

2.
To approve the following advisory (non-binding) proposal:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

For	Against	Abstain	Broker Non-Vote
4,911,671	127,251	109,849	1,075,984

3.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstain
6,142,644	80,941	1,170

Item 8.01              Other Events.

During the course of the Annual Meeting, management of the Company presented financial and other information to those present.  The presentation is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                  Description

99.1	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: May 9, 2014	By:	/s/ Gary R. Shook
Gary R. Shook
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                  Description

99.1	Annual Meeting Presentation